Redeemable Noncontrolling Interest	12 Months Ended
Dec. 31, 2017
Noncontrolling Interest [Abstract]
Noncontrolling Interest Disclosure [Text Block]
Note 23.	Redeemable Noncontrolling Interest

During 2013, Himax Display, Inc., a consolidated subsidiary of the Company, issued redeemable convertible preferred shares to a non-controlling shareholder. The noncontrolling shareholder may, solely at its option, convert their preferred shares at any time into ordinary shares of Himax Display, Inc. on a one to one basis. Additionally, Himax Display, Inc. provided the noncontrolling shareholder with a liquidation preference and redemption feature and also issued the noncontrolling shareholder a warrant to purchase additional preferred shares of Himax Display, Inc., within one year from the original investment closing date. The warrant expired in October 2014. The convertible preferred shares of Himax Display, Inc. are presented as redeemable noncontrolling interest on the Company’s consolidated balance sheet.

The redeemable noncontrolling interest was originally recognized on the balance sheet at fair value. Each reporting period, the redeemable noncontrolling interest is presented at the greater of its carrying amount or redemption value. Changes in value from period to period are charged to Himax stockholders on our consolidated balance sheets. As of December 31, 2016 and 2017, the aggregate value of the redeemable noncontrolling interest was $3,656 thousand. Net loss attributable to the redeemable noncontrolling interest was $617 thousand, $143 thousand and $313 thousand for the years ended December 31, 2015, 2016 and 2017, respectively.